                                                                                                                                                                                                          Exhibit 10.1

AMENDMENT NUMBER 7 TO

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NUMBER 7 TO RECEIVABLES PURCHASE AGREEMENT, dated as of May 17, 2012 (this “Amendment”), is entered into by and among FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the “Seller”), BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (“Bank of America”), as a Bank and as the agent (the “Agent”) for the Investors and the Banks, DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Parent and the Servicer, DST MARKET SERVICES, LLC (f/k/a Wall Street Advisor Services, LLC, successor-by-merger to DST TASS, LLC) (“DSTMS”) and each of the parties named on Schedule I hereto as Originators.  Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Purchase Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Receivables Purchase Agreement, dated as of May 21, 2009 (as amended through the date hereof, the “Receivables Purchase Agreement”);

WHEREAS, DST Stock Transfer, Inc. (“DSTST”, and together with DSTMS, the “Exiting Originators”) was dissolved on December 31, 2011;

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement to remove each of the Exiting Originators as an originator and party thereto; and

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement in certain other respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments.  Effective as of the Effective Date (as defined below), the following amendments are made to the Receivables Purchase Agreement:

(a) The definition of “Commitment Termination Date” in Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting, in its entirety, the date “May 17, 2012” therein and replacing, in its entirety, such date with “May 16, 2013”.

(b) Schedule III (Addresses) of the Receivables Purchase Agreement is hereby deleted and replaced in its entirety with the Schedule III attached hereto.

(c) Schedule IV (UCC Information) of the Receivables Purchase Agreement is hereby deleted and replaced in its entirety with the Schedule IV attached hereto.

SECTION 2. Release of Exiting Originator.  Effective as of the Effective Date, (a) all references to the Exiting Originators, DST Stock Transfer, Inc. and DST TASS, LLC in the Receivables Purchase Agreement shall be deemed stricken and of no further force or effect, (b) each of the Exiting Originators shall cease to be a party to the Receivables Purchase Agreement and (c) the Exiting Originators shall have no further rights, duties, obligations or liabilities under the Receivables Purchase Agreement, other than rights, duties, liabilities or obligations accruing prior to the Effective Date; provided, however, that the provisions of Sections 2.08, 2.09, 2.10, 9.01, 9.02, 10.04, 10.05 and 10.06 of the Receivables Purchase Agreement shall be continuing and shall survive after the Effective Date with respect to the Exiting Originators.  For the avoidance of doubt, the release of the Exiting Originators hereunder shall not affect the rights, duties, obligations or liabilities under the Receivables Purchase Agreement of the Originators, Seller or DST Systems.  Effective as of the Effective Date, each of Bank, Seller, DSTMS and DST Systems hereby authorizes the Agent to file any UCC financing statement amendments necessary to terminate any UCC financing statement naming either of the Exiting Originators as debtor filed in connection with the Receivables Purchase Agreement or the other Transaction Documents.

SECTION 3. Effective Date.  This Amendment shall become effective as of the date (the “Effective Date”) on which the last of the following shall occur: (a) this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto and (b) the Agent shall have received the Commitment Fee payable by the Seller under the Third Amended and Restated Fee Letter, dated as of the date hereof.

SECTION 4. Miscellaneous.

(a) References in Receivables Purchase Agreement.  Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

(b) Effect on Receivables Purchase Agreement.  Except as specifically amended hereby, the Receivables Purchase Agreement shall remain in full force and effect.  This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereof.

(c) No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(d) Fees and Expenses.  The Seller and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and time charges of attorneys) incurred by the Agent and/or the Investor in connection with the preparation, execution and enforcement of this Amendment.

(e) Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f) Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(g) Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(h) Amendments.  This Amendment may not be amended or otherwise modified except as provided in the Receivables Purchase Agreement.

(i) GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLER:                                           FOUNTAIN CITY FINANCE, LLC

By:           /s/ Gregg Wm. Givens
Name:           Gregg Wm. Givens
Title:	Treasurer

PARENT:                                           DST SYSTEMS, INC.

By:           /s/ Gregg Wm. Givens
Name:           Gregg Wm. Givens
Title:   Vice President and Chief Accounting Officer

SERVICER:                                           DST SYSTEMS, INC.

By:           /s/ Gregg Wm. Givens
Name:           Gregg Wm. Givens
Title:   Vice President and Chief Accounting Officer

[Signatures continued on next page]

[Signature Page to Amendment 7 to Receivables Purchase Agreement (DST)]

ORIGINATORS:                                                      DST SYSTEMS, INC.

By:           /s/ Gregg Wm. Givens
Name:           Gregg Wm. Givens
Title:   Vice President and Chief Accounting Officer

DST OUTPUT, LLC
DST OUTPUT CENTRAL, LLC
DST OUTPUT EAST, LLC
DST OUTPUT WEST, LLC
DST TECHNOLOGIES, INC.
DST MAILING SERVICES, INC.
DST OUTPUT ELECTRONIC SOLUTIONS, INC.
DST WORLDWIDE SERVICES, LLC
DST RETIREMENT SOLUTIONS, LLC
ARGUS HEALTH SYSTEMS, INC.
DST DIRECT, LLC
DST HEALTH SOLUTIONS, LLC
DST GLOBAL SOLUTIONS NORTH AMERICA, LLC
ISPACE SOFTWARE TECHNOLOGIES, INC.
DST BROKERAGE SOLUTIONS, LLC
FINIX PROFESSIONAL SERVICES, LLC
CONVERGE SYSTEMS, LLC
NEWKIRK PRODUCTS, INC.
LTM PUBLISHING, INC.
MCKAY HOCHMAN CO., INC.
THIRD PARTY EDUCATIONAL SYSTEMS, INC.
CFG OUTPUT LLC
DST HEALTHCARE HOLDINGS, INC.

By:           /s/ Gregg Wm. Givens
Name:           Gregg Wm. Givens
Title:           Assistant Treasurer

EXITING ORIGINATOR	DST MARKET SERVICES, LLC (f/k/a Wall Street Advisor Services, LLC, successor-by-merger to DST TASS, LLC)

By:           /s/ Gregg Wm. Givens
Name:           Gregg Wm. Givens
Title:           Assistant Treasurer

[Signatures continued on next page]

[Signature Page to Amendment 7 to Receivables Purchase Agreement (DST)]

AGENT:	BANK OF AMERICA, NATIONAL ASSOCIATION,
as Agent

By:	/s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

BANK:	BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

[End of Signatures]

[Signature Page to Amendment 7 to Receivables Purchase Agreement (DST)]